BYLAWS

OF

SWIFT START CORP.

(a Delaware corporation)

ARTICLE I

STOCKHOLDERS

1.   CERTIFICATES  REPRESENTING  STOCK.   Certificates  representing stock  in

the  corporation  shall  be  signed  by,  or  in  the  name  of,  the  corporation  by the  Chairperson  or  Vice-

Chairperson  of  the  Board  of  Directors,  if  any,  or  by  the  Chief  Executive  Officer  or  a  Vice-Chief

Executive  Officer  and  by  the  Chief  Financial  Officer  or  an  Assistant  Financial  Officer  or  the

Secretary  or  an  Assistant  Secretary  of  the  corporation.    Any  or  all  the  signatures  on  any  such

certificate  may  be  a  facsimile.   In  case  any  officer,  transfer  agent,  or  registrar  who  has  signed  or whose  facsimile  signature  has  been  placed  upon  a  certificate  shall  have  ceased  to  be  such  officer,

transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever  the  corporation  shall  be  authorized  to  issue  more than  one class  of  stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such  partly paid  stock  shall  set  forth  thereon  the  statements  prescribed  by the  General  Corporation

Law.   Any restrictions  on  the  transfer  or  registration  of  transfer  of  any shares  of  stock  of  any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of  any  certificate  theretofore  issued  by  it,  alleged  to  have  been  lost,  stolen,  or  destroyed,  and  the

Board  of  Directors  may  require  the  owner  of  the  lost,  stolen,  or  destroyed  certificate,  or  such owner's  legal  representative,  to  give  the  corporation  a  bond  sufficient  to  indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2.    UNCERTIFICATED  SHARES.    Subject  to  any  conditions  imposed  by  the

General  Corporation  Law,  the  Board  of  Directors  of  the  corporation  may  provide  by resolution  or resolutions  that  some  or  all  of  any  or  all  classes  or  series  of  the  stock  of  the  corporation  shall  be

uncertificated  shares.   Within  a  reasonable  time  after  the  issuance  or  transfer  of  any uncertificated shares,  the  corporation  shall  send  to  the  registered  owner  thereof  any  written  notice  prescribed  by the General Corporation Law.

3.   FRACTIONAL  SHARE  INTERESTS.   The  corporation  may,  but  shall  not  be

required to, issue fractions of a share.   If the corporation does not issue fractions of a share, it shall

(1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value  of  fractions  of  a  share  as  of  the  time  when  those  entitled  to  receive  such  fractions  are determined,  or  (3)  issue  scrip  or  warrants  in  registered  form  (either  represented  by  a  certificate  or uncertificated)  or  bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.  A certificate for a fractional  share  or  an  uncertificated  fractional  share  shall,  but  scrip  or  warrants  shall  not  unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon,

and  to  participate  in  any of  the  assets  of  the  corporation  in  the  event  of  liquidation.   The  Board  of

Directors  may cause  scrip  or  warrants  to  be issued  subject  to  the conditions  that  they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a  specified  date,  or  subject  to  the  conditions  that  the  shares  for  which  scrip  or  warrants  are exchangeable  may be  sold  by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4.  STOCK TRANSFERS.  Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any,

and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5.   RECORD  DATE  FOR  STOCKHOLDERS.   In  order  that  the  corporation  may

determine  the  stockholders  entitled  to  notice  of  or  to  vote  at  any  meeting  of  stockholders  or  any adjournment  thereof,  the  Board  of  Directors  may  fix  a  record  date,  which  record  date  shall  not precede  the  date  upon  which  the  resolution  fixing  the  record  date  is  adopted  by  the  Board  of

Directors, and which record date shall not be more than sixty nor less than ten days before the date

of  such  meeting.    If  no  record  date  is  fixed  by  the  Board  of  Directors,  the  record  date  for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived,

at  the  close  of  business  on  the  day  next  preceding  the  day  on  which  the  meeting  is  held.    A

determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may

fix  a  new  record  date  for  the  adjourned  meeting.   In  order  that  the  corporation  may determine  the

stockholders  entitled  to  consent  to  corporate  action  in  writing  without  a  meeting,  the  Board  of

Directors  may  fix  a  record  date,  which  record  date  shall  not  precede  the  date  upon  which  the resolution  fixing  the  record  date  is  adopted  by the  Board  of  Directors,  and  which  date  shall  not  be more than ten days after the date upon which the resolution fixing the record date is adopted by the

Board  of  Directors.   If  no  record  date  has  been  fixed  by the Board  of  Directors,  the record date for determining  the  stockholders  entitled  to  consent  to  corporate  action  in  writing  without  a  meeting,

when no prior action by the Board of Directors is required by the General Corporation Law, shall be the  first  date  on  which  a  signed  written  consent  setting  forth  the  action  taken  or  proposed  to  be taken  is  delivered  to  the  corporation  by  delivery  to  its  principal  place  of  business  or  an  officer  or

agent   of   the   corporation   having   custody  of   the   book   in   which   proceedings   of   meetings   of

stockholders  are  recorded.   If  no  record  date  has  been  fixed  by  the  Board  of  Directors  and  prior action  by  the  Board  of  Directors  is  required  by  the  General  Corporation  Law,  the  record  date  for determining  stockholders  entitled  to  consent  to  corporate  action  in  writing  without  a  meeting  shall be  at  the  close  of business on the day on which the Board of Directors adopts the resolution taking such  prior  action.  In  order  that  the  corporation  may  determine  the  stockholders  entitled  to  receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date

shall be not more than sixty days prior to such action.   If no record date is fixed, the record date for

determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6.   MEANING  OF  CERTAIN  TERMS.   As  used  herein  in  respect  of  the  right  to

notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of  stock"  or  "shares  of  stock"  or  "stockholder"  or  "stockholders"  refers  to  an  outstanding  share  or shares  of  stock  and  to  a  holder  or  holders  of  record  of  outstanding  shares  of  stock  when  the corporation  is  authorized  to  issue  only  one  class  of  shares  of  stock,  and  said  reference  is  also intended  to  include  any outstanding share or  shares  of  stock  and any holder or holders of record of outstanding  shares  of  stock  of  any class  upon  which  or  upon  whom  the certificate of  incorporation confers  such  rights  where  there  are  two  or  more  classes  or  series  of  shares  of  stock  or  upon  which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of  incorporation  may  provide  for  more  than  one  class  or  series  of  shares  of  stock,  one  or  more  of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or

series   which   is   otherwise   denied   voting   rights   under   the   provisions   of   the   certificate   of

incorporation, except as any provision of law may otherwise require.

7.  STOCKHOLDER MEETINGS.

-  TIME.   The  annual  meeting  shall  be  held  on  the  date  and  at  the  time  fixed,  from time  to  time,  by the  directors,  provided,  that the first annual meeting shall be held on a date within thirteen  months  after  the  organization  of  the corporation, and each successive annual meeting shall

be  held  on  a  date  within  thirteen  months  after  the date of  the preceding annual  meeting.   A special

meeting shall be held on the date and at the time fixed by the directors.

-  PLACE.   Annual  meetings  and  special  meetings  may be held  at  such  place,  either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors  shall  fail  to  fix  such  place,  the  meeting  shall  be  held  at  the  registered  office  of  the

corporation  in  the  State  of  Delaware.    The  board  of  directors  may  also,  in  its  sole  discretion,

determine  that  the  meeting shall  not  be held  at  any place,  but  may instead  be held  solely by means of  remote  communication as authorized by Section 211(a)(2) of the Delaware General Corporation

Law.  If  a  meeting  by  remote  communication  is  authorized  by  the  board  of  directors  in  its  sole

discretion,   and   subject   to   guidelines   and   procedures   as   the   board   of   directors   may   adopt,

stockholders  and  proxyholders  not  physically  present  at  a  meeting  of  stockholders  may,  by  means of remote communication participate in a meeting of stockholders and be deemed present in person and  vote  at  a  meeting  of  stockholders  whether  such  meeting  is  to  be  held  at  a  designated  place  or solely  by  means  of  remote  communication,  provided  that  (a)  the  corporation  shall  implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by  means  of  remote  communication  is  a  stockholder  or  proxyholder,  (b)  the  corporation  shall

implement   reasonable   measures   to   provide  such   stockholders   and   proxyholders   a  reasonable

opportunity  to  participate  in  the  meeting  and  to  vote  on  matters  submitted  to  the  stockholders,

including  an  opportunity  to  read  or  hear  the  proceedings  of  the  meeting  substantially concurrently with  such  proceedings,  and  (c)  if  any stockholder  or  proxyholder  votes  or  takes  other  action  at  the meeting  by  means  of  remote  communication,  a  record  of  such  vote  or  other  action  shall  be maintained by the corporation.

- CALL.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

-  NOTICE  OR  WAIVER  OF  NOTICE.    Written  notice  of  all  meetings  shall  be

given,  which  shall  state  the  place,  if  any,  date,  and  hour  of  the  meeting,  the  means  of  remote communication,  if  any,  by  which  stockholders  and  proxyholders  may  be  deemed  to  be  present  in person  and  vote  at  such  meeting,  and  in  the  case  of  a  special  meeting,  the  purpose  or  purposes  for

which  the  meeting  is  called.   The  notice  of  an  annual  meeting shall  state that  the meeting is  called for  the  election  of  directors  and  for  the  transaction  of  other  business  which  may  properly  come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken  at  such  annual  meeting)  state  the  purpose  or  purposes.  The  notice  of  any  meeting  shall  also include, or be accompanied by, any additional statements, information, or documents prescribed by

the  General  Corporation  Law.   Except  as  otherwise  provided  by the  General  Corporation  Law,  the written  notice  of  any meeting shall  be  given  not  less  than  ten  days nor more than sixty days before

the  date  of  the  meeting  to  each  stockholder  entitled  to  vote  at  such  meeting.   If  mailed,  notice  is

given when deposited in the United States mail, postage prepaid, directed to the stockholder at such

stockholder=s  address  as  it  appears  on  the  records  of  the corporation.   If  a meeting is  adjourned  to

another  time  or  place,  notice  need  not  be  given  of  the  adjourned  meeting  if  the  time,  place,  if  any,

thereof,  and  the means of remote communications, if any, by which stockholders and proxyholders may  be  deemed  to  be  present  in  person  and  vote  at  such  adjourned  meeting  are  announced  at  the

meeting at which the adjournment is taken.   At the adjourned meeting the corporation may transact

any  business  which  might  have  been  transacted  at  the  original  meeting.   If  the  adjournment  is  for

more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting,

a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the

meeting.   Whenever  notice  is  required  to  be  given  under  the  Delaware  General  Corporation  Law,

certificate  of  incorporation  or  bylaws,  a written  waiver  signed  by the person  entitled  to  notice, or a waiver  by electronic  transmission  by the  person  entitled  to  notice,  whether  before or  after  the time stated  therein,  shall  be  deemed  equivalent  to  notice.  Attendance  of  a  stockholder  at  a  meeting  of stockholders  shall  constitute  a  waiver  of  notice  of  such  meeting,  except  when  the  stockholder attends  the  meeting  for  the  express  purpose  of  objecting,  at  the  beginning  of  the  meeting,  to  the transaction  of  any  business  because  the  meeting  is  not  lawfully  called  or  convened.  Neither  the business  to  be  transacted  at,  nor  the  purpose  of,  any regular  or  special  meeting  of  the  stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

-  STOCKHOLDER  LIST.   The  officer  who  has  charge  of  the  stock  ledger  of  the corporation  shall  prepare  and  make,  at  least  ten  days  before  every  meeting  of  stockholders,  a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing  the  address  of  each  stockholder  and  the  number  of  shares  registered  in  the  name  of  each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to  the  meeting  for  a  period  of  at  least  ten  days  prior  to  the  meeting  on  a  reasonably  accessible electronic  network,  provided  that  the  information  required  to  gain  access  to  such  list  is  provided with the notice of the meeting or during ordinary business hours at the principal place of business of

the  corporation.    In  the  event  that  the  corporation  determines  to  make  the  list  available  on  an electronic  network,  the  corporation  may  take  reasonable  steps  to  ensure  that  such  information  is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the  whole  time  of  the  meeting  on  a  reasonably  accessible  electronic  network,  and  the  information required to access such list shall be provided with the notice of the meeting.  The stock ledger shall be  the  only  evidence  as  to  who  are  the  stockholders  entitled  to  examine  the  stock  ledger,  the  list required  by  this  section  or  the  books  of  the  corporation,  or  to  vote  in  person  or  by  proxy  at  any meeting of stockholders.

-  CONDUCT  OF  MEETING.   Meetings  of  the  stockholders  shall  be  presided  over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the Chief Executive Officer, a Vice-

Chief  Executive  Officer,  or,  if  none  of  the  foregoing  is  in  office  and  present  and  acting,  by  a

chairperson  to  be  chosen  by  the  stockholders.    The  Secretary  of  the  corporation,  or  in  such

Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the

Secretary  nor  an  Assistant  Secretary  is  present  the  chairperson  of  the  meeting  shall  appoint  a secretary of the meeting.

-  PROXY  REPRESENTATION.   Each  stockholder  entitled  to  vote  at  a  meeting  of

stockholders  or  to  express  consent  or  dissent  to  corporate  action  in  writing  without  a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted  or  acted  upon  after  3  years  from  its  date,  unless  the  proxy  provides  for  a  longer  period.  A stockholder may execute a writing authorizing another person or persons to act for such stockholder

as  proxy.   Execution  may  be  accomplished  by  the  stockholder  or  such  stockholder=s  authorized officer,  director,  employee  or  agent  signing  such  writing  or  causing  such  person=s  signature  to  be affixed  to  such  writing  by  any  reasonable  means  including,  but  not  limited  to,  by  facsimile

signature.   A  stockholder  may also  authorize another  person  or  persons  to  act  for  such  stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic  transmission  to  the  person  who  will  be  the  holder  of  the proxy or  to  a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder  of  the  proxy  to  receive  such  transmission,  provided  that  any  such  telegram,  cablegram  or other  means  of  electronic  transmission  must  either  set forth or be submitted with information from which  it  can  be  determined  that  the  telegram,  cablegram  or  other  electronic  transmission  was

authorized  by  the  stockholder.     If  it  is  determined  that  such  telegrams,  cablegrams  or  other electronic  transmissions  are  valid,  the  inspectors  or,  if  there  are  no  inspectors,  such  other  persons

making  the  determination  shall  specify  the  information  upon  which  they  relied.     Any  copy,

facsimile  telecommunication  or  other  reliable  reproduction  of  the  writing  or  transmission  created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or

transmission   could   be   used,   provided   that   such   copy,   facsimile   telecommunication   or   other

reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is

coupled  with  an  interest  sufficient  in  law  to  support  an  irrevocable  power.   A  proxy may be  made

irrevocable  regardless  of  whether  the  interest  with  which  it  is  coupled  is  an  interest  in  the  stock itself or an interest in the corporation generally.

-  INSPECTORS.    The  directors,  in  advance  of  any  meeting,  may,  but  need  not,

appoint  one  or  more  inspectors  of  election  to  act  at  the  meeting  or  any adjournment  thereof.   If  an

inspector  or  inspectors  are  not  appointed,  the  person  presiding  at  the  meeting  may,  but  need  not,

appoint  one  or  more  inspectors.   In  case  any person  who  may be  appointed  as  an  inspector  fails  to appear  or  act,  the  vacancy  may  be  filled  by  appointment  made  by  the  directors  in  advance  of  the

meeting  or  at  the  meeting  by  the  person  presiding  thereat.   Each  inspector,  if  any,  before  entering

upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of  inspector  at  such  meeting  with  strict  impartiality  and  according  to  the  best  of  such  inspector's

ability.   The  inspectors,  if  any,  shall  determine  the  number  of  shares  of  stock  outstanding  and  the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity  and  effect  of  proxies,  and  shall  receive  votes,  ballots,  or  consents,  hear  and  determine  all challenges  and  questions  arising  in  connection  with  the  right  to  vote,  count  and  tabulate  all  votes,

ballots,  or  consents,  determine  the  result,  and  do  such  acts  as  are  proper  to  conduct  the  election  or

vote  with  fairness  to  all  stockholders.    On  request  of  the  person  presiding  at  the  meeting,  the inspector  or  inspectors,  if  any,  shall  make  a  report  in  writing  of  any challenge,  question,  or  matter determined  by  such  inspector  or  inspectors  and  execute  a  certificate  of  any  fact  found  by  such

inspector  or  inspectors.   Except  as  may  otherwise  be  required  by  subsection  (e)  of  Section  231  of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

-  QUORUM.   The  holders  of  a  majority  of  the  outstanding  shares  of  stock  shall

constitute  a  quorum  at  a  meeting  of  stockholders  for  the  transaction  of  any  business.     The

stockholders present may adjourn the meeting despite the absence of a quorum.

-  VOTING.    Each  share  of  stock  shall  entitle  the  holder  thereof  to  one  vote.

Directors shall be elected by a plurality of the votes of the shares present in person or represented by

proxy  at  the  meeting  and  entitled  to  vote  on  the  election  of  directors.   Any  other  action  shall  be

authorized  by a  majority of  the  votes  cast  except  where  the  General  Corporation  Law  prescribes  a different  percentage  of  votes  and/or  a  different  exercise  of  voting  power,  and  except  as  may  be

otherwise  prescribed  by the  provisions  of  the  certificate  of  incorporation  and  these  Bylaws.   In  the

election of directors, and for any other action, voting need not be by ballot.

8.   STOCKHOLDER  ACTION  WITHOUT  MEETINGS.   Except  as  any provision

of  the  General  Corporation  Law  may  otherwise  require,  any  action  required  by  the  General

Corporation  Law  to be taken at any annual or special meeting of stockholders, or any action which may  be  taken  at  any  annual  or  special  meeting  of  stockholders,  may  be  taken  without  a  meeting,

without  prior  notice  and  without  a  vote,  if  a  consent  in  writing,  setting  forth  the  action  so  taken,

shall  be  signed  by  the  holders  of  outstanding  stock  having  not  less  than  the  minimum  number  of votes  that  would  be  necessary  to  authorize  or  take  such  action  at  a  meeting  at  which  all  shares

entitled   to   vote   thereon   were   present   and   voted.   A   telegram,   cablegram   or   other   electronic

transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by  a  person  or  persons  authorized  to  act  for  a  stockholder  or  proxyholder,  shall  be  deemed  to  be written,  signed  and  dated  for  the  purposes  of  this  section,  provided  that  any  such  telegram,

cablegram  or  other  electronic  transmission  sets  forth  or  is  delivered  with  information  from  which the  corporation  can  determine  that  the  telegram,  cablegram  or  other  electronic  transmission  was transmitted  by  the  stockholder  or  proxyholder  or  by  a  person  or  persons  authorized  to  act  for  the stockholder  or  proxyholder  and  the  date  on  which  such  stockholder  or  proxyholder  or  authorized

person  or  persons  transmitted  such  telegram,  cablegram  or  electronic  transmission.   The  date  on

which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the

date  on  which  such  consent  was  signed.    No  consent  given  by  telegram,  cablegram  or  other

electronic  transmission  shall  be  deemed  to  have been  delivered  until  such consent is reproduced in paper  form  and  until  such  paper  shall  be  delivered  to  the  corporation  by  delivery  to  its  principal place  of  business  or  an  officer  or  agent  of  the corporation  having custody of the book in which the proceedings  of  meetings  of  stockholders  are recorded,  to  the extent  and  in  the manner  provided  by resolution  of  the  board  of  directors  of  the  corporation..

Any  copy,  facsimile  or  other  reliable

reproduction  of  a  consent  in  writing  may  be  substituted  or  used  in  lieu  of  the  original  writing  for any  and  all  purposes  for  which  the  original  writing  could  be  used,  provided  that  such  copy,

facsimile  or  other  reproduction  shall  be  a  complete  reproduction  of  the  entire  original  writing.

Prompt  notice  of  the  taking  of  the  corporate  action  without  a  meeting  by  less  than  unanimous

written  consent  shall  be  given  to  those  stockholders  who  have  not  consented  in  writing.   Action

taken  pursuant  to  this  paragraph  shall  be  subject  to  the  provisions  of  Section  228  of  the  General

Corporation Law.

ARTICLE II

DIRECTORS

1.   FUNCTIONS  AND  DEFINITION.   The  business  and  affairs  of  the  corporation

shall be managed by or under the direction of the Board of Directors of the corporation.  The Board of Directors shall have the authority to fix the compensation of the members thereof.  The use of the phrase  "whole  board"  herein  refers  to  the  total  number  of  directors  which  the  corporation  would have if there were no vacancies.

2.   QUALIFICATIONS  AND  NUMBER.   A  director  need  not  be  a  stockholder,  a

citizen  of  the  United  States,  or  a  resident  of  the  State  of  Delaware.   The  initial  Board  of  Directors

shall  consist  of  two  (2)  persons.   Thereafter  the  number  of  directors  constituting  the  whole  board

shall be at least one.   Subject to the foregoing limitation and except for the first Board of Directors,

such number may be fixed from time to time by action of the stockholders or of the directors.   The

number of directors may be increased or decreased by action of the stockholders or of the directors.

3.   ELECTION  AND  TERM.   The  first  Board  of  Directors,  unless  the  members

thereof   shall   have   been   named   in   the   certificate   of   incorporation,   shall   be   elected   by   the

incorporator or incorporators and shall hold office until their successors are elected and qualified or

until their earlier resignation or removal.   Any director may resign at any time upon notice given in

writing or by electronic transmission to the corporation.   Thereafter, directors who are elected at an

annual  meeting  of  stockholders,  and  directors  who  are  elected  in  the  interim  to  fill  vacancies  and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.  Except as the

General  Corporation  Law  may  otherwise  require,  in  the  interim  between  annual  meetings  of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal  of  one  or  more  directors  and  for  the  filling  of  any  vacancy  in  that  connection,  newly created  directorships  and  any  vacancies  in  the  Board  of  Directors,  including  unfilled  vacancies resulting  from  the  removal  of  directors  for  cause  or  without  cause,  may  be  filled  by  the  vote  of  a majority  of  the  remaining  directors  then  in  office,  although  less  than  a  quorum,  or  by  the  sole remaining director.

4.  MEETINGS.

-  TIME.   Meetings  shall  be  held  at  such  time as  the Board  shall  fix,  except  that  the first  meeting  of  a  newly  elected  Board  shall  be  held  as  soon  after  its  election  as  the  directors  may conveniently assemble.

-  PLACE.    Meetings  shall  be  held  at  such  place  within  or  without  the  State  of

Delaware as shall be fixed by the Board.

- CALL.  No call shall be required for regular meetings for which the time and place have  been  fixed.  Special  meetings  may  be  called  by  or  at  the  direction  of  the  Chairperson  of  the

Board,  if  any,  the  Vice-Chairperson  of  the  Board,  if  any,  of  the  Chief  Executive  Officer,  or  of  a

majority of the directors in office.

-  NOTICE  OR  ACTUAL  OR  CONSTRUCTIVE  WAIVER.    No  notice  shall  be

required  for  regular  meetings  for  which  the  time  and  place  have  been  fixed.   Written,  oral,  or  any

other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the

Delaware  General  Corporation  Law,  certificate of incorporation or bylaws, a written waiver signed by  the  person  entitled  to  notice,  or  a  waiver  by  electronic  transmission  by  the  person  entitled  to notice,  whether  before  or  after  the  time  stated  therein,  shall  be  deemed  equivalent  to  notice.

Attendance  of  any  such  person  at  a  meeting  shall  constitute  a  waiver  of  notice  of  such  meeting,

except when such person attends a meeting for the express purpose of objecting, at the beginning of the  meeting,  to  the  transaction  of  any  business  because  the  meeting  is  not  lawfully  called  or

convened.    Neither  the  business  to  be  transacted  at,  nor  the  purpose  of,  any  regular  or  special meeting of the directors need be specified in any written waiver of notice.

-  QUORUM  AND  ACTION.    A  majority  of  the  whole  Board  shall  constitute  a

quorum  except  when  a  vacancy  or  vacancies  prevents  such  majority,  whereupon  a  majority of  the directors  in  office  shall  constitute  a  quorum,  provided,  that  such  majority  shall  constitute  at  least

one-third  of  the  whole  Board.   A  majority  of  the  directors  present,  whether  or  not  a  quorum  is

present,  may  adjourn  a  meeting  to  another  time  and  place.   Except  as  herein  otherwise  provided,

and  except  as  otherwise  provided  by the  General  Corporation  Law,  the  vote  of  the  majority of  the

directors  present  at  a  meeting  at  which  a  quorum  is  present  shall  be  the  act  of  the  Board.   The

quorum   and   voting   provisions   herein   stated   shall   not   be   construed   as   conflicting   with   any

provisions  of  the  General  Corporation  Law  and  these  Bylaws  which  govern  a  meeting  of  directors held  to  fill  vacancies  and  newly  created  directorships  in  the  Board  or  action  of  disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be,

by  means  of  conference  telephone  or  similar  communications  equipment  by  means  of  which  all persons participating in the meeting can hear each other.

-  CHAIRPERSON OF  THE  MEETING.   The Chairperson  of  the Board,  if  any and

if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairperson of the Board, if any  and  if  present  and  acting,  or  the  Chief  Executive  Officer,  if  present  and  acting,  or  any  other director chosen by the Board, shall preside.

5.   REMOVAL  OF  DIRECTORS.   Except  as  may  otherwise  be  provided  by  the

General  Corporation  Law,  any  director  or  the  entire  Board  of  Directors  may  be  removed,  with  or without  cause,  by  the  holders  of  a  majority  of  the  shares  then  entitled  to  vote  at  an  election  of directors.

6. COMMITTEES.  The Board of Directors may designate one or more committees,

each  committee  to  consist  of  one  or  more  of  the  directors  of  the  corporation.    The  Board  may

designate  one  or  more  directors  as  alternate  members  of  any  committee,  who  may  replace  any

absent  or  disqualified  member  at  any meeting of  the committee.   In  the absence or  disqualification

of  any  member  of  any  such  committee  or  committees,  the  member  or  members  thereof  present  at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum,  may unanimously appoint another member of the Board of Directors to act at the meeting

in  the  place  of  any  such  absent  or  disqualified  member.    Any  such  committee,  to  the  extent

provided in the resolution of the Board, shall have and may exercise all the powers and authority of the  Board  of  Directors  in  the  management  of  the  business  and  affairs  of  the  corporation  with  the exception  of  any  power  or  authority  the  delegation  of  which  is  prohibited  by  Section  141  of  the

General  Corporation  Law,  and  may authorize the seal  of  the corporation  to  be affixed  to  all  papers which may require it.

7.    WRITTEN  ACTION.  Any  action  required  or  permitted  to  be  taken  at  any meeting  of  the  Board  of  Directors  or  any committee  thereof  may be  taken  without  a  meeting  if  all members  of  the  Board  or  committee,  as  the  case  may  be,  consent  thereto  in  writing  or  electronic transmission,  and  the  writing  or  writings  or  electronic  transmission  or  transmissions  are  filed  with

the  minutes  of  proceedings  of  the  Board  or  committee.   Such  filing  shall  be  in  paper  form  if  the

minutes  are  maintained in  paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III

OFFICERS

The  officers  of  the  corporation  shall  consist  of  a  Chief  Executive  Officer,  a  Chief

Fianncial Officer, and a Secretary, and, if deemed necessary, expedient, or desirable by the Board of

Directors,  a  Chairperson  of  the  Board,  a  Vice-Chairperson  of  the  Board,  a  Vice-Chief  Executive

Officer, one or more other Vice-Chief Executive Officers, one or more Assistant Secretaries, one or more  Assistant  Financial  Officers,  and  such  other  officers  with  such  titles  as  the  resolution  of  the

Board  of  Directors  choosing  them  shall  designate.   Except  as  may  otherwise  be  provided  in  the

resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or

Vice-Chairperson  of  the  Board,  if  any,  need  be  a  director.   Any number  of  offices  may be  held  by

the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next  annual  meeting  of  stockholders  and  until  such  officer's  successor  shall  have  been  chosen  and qualified.

All  officers  of  the  corporation  shall  have  such  authority and  perform  such  duties  in the  management  and  operation  of  the  corporation  as  shall  be  prescribed  in  the  resolutions  of  the

Board  of  Directors  designating  and  choosing  such  officers  and  prescribing  their  authority  and duties,  and  shall  have  such  additional  authority  and  duties  as  are  incident  to  their  office  except  to

the  extent  that  such  resolutions  may  be  inconsistent  therewith.    The  Secretary  or  an  Assistant

Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of  stockholders,  directors,  and committees of directors, and shall exercise such additional authority and  perform  such  additional  duties  as  the  Board  shall  assign  to  such  Secretary  or  Assistant

Secretary.   Any  officer  may  be  removed,  with  or  without  cause,  by  the  Board  of  Directors.   Any

vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The  fiscal  year  of  the  corporation  shall  be  fixed,  and  shall  be  subject  to  change,  by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the

General  Corporation  Law,  the  power  to  amend,  alter,  or  repeal  these  Bylaws  and  to  adopt  new

Bylaws may be exercised by the Board of Directors or by the stockholders.